Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes
Income Taxes

(C.5) Income Taxes

y Judgments and Estimates

We are subject to changing tax laws in multiple jurisdictions within the countries in which we operate. Our ordinary business activities also include transactions where the ultimate tax outcome is uncertain due to different interpretations of tax laws, such as those involving transfer pricing and intercompany transactions between SAP Group entities. In addition, the amount of income taxes we pay is generally subject to ongoing audits by domestic and foreign tax authorities. In determining our worldwide income tax provisions, judgment is involved in assessing whether to consider each uncertain tax treatment separately or together with one or more other uncertain tax treatments and whether to reflect the respective effect of uncertainty based on the most likely amount or the expected value. In applying these judgments, we consider the nature and the individual facts and circumstances of each uncertain tax treatment as well as the specifics of the respective jurisdiction, including applicable tax laws and our interpretation thereof.

The assessment whether a deferred tax asset is impaired requires judgment, as we need to estimate future taxable profits to determine whether the utilization of the deferred tax asset is probable. In evaluating our ability to utilize our deferred tax assets, we consider all available positive and negative evidence, including the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable. Our judgment regarding future taxable income is based on assumptions about future market conditions and future profits of SAP.

Judgment is also required in evaluating whether interest or penalties related to income taxes meet the definition of income taxes, and, if not, whether it is of financial nature. In this judgment, we particularly consider applicable local tax laws and interpretations on IFRS by national standard setters in the area of group financial reporting.

Tax Expense by Geographic Location

€ millions	2020	2019	2018
Current tax expense
Germany	895	625	733
Foreign	1,001	1,153	1,019
Total current tax expense	1,896	1,778	1,752
Deferred tax expense/income
Germany	-38	-3	57
Foreign	80	-549	-298
Total deferred tax expense/income	42	-552	-241
 Total income tax expense	1,938	1,226	1,511

Major Components of Tax Expense

€ millions	2020	2019	2018
Current tax expense/income
Tax expense for current year	1,653	1,818	1,665
Taxes for prior years	243	-40	87
Total current tax expense	1,896	1,778	1,752
Deferred tax expense/income
Origination and reversal of temporary differences	47	-710	-501
Unused tax losses, research and development tax credits, and foreign tax credits	-5	158	260
Total deferred tax expense/income	42	-552	-241
 Total income tax expense	1,938	1,226	1,511

Profit Before Tax by Geographic Location

€ millions	2020	2019	2018
Germany	2,481	2,012	3,106
Foreign	4,739	2,584	2,494
 Total	7,220	4,596	5,600

The following table reconciles the expected income tax expense, computed by applying our combined German tax rate of 26.3% (2019: 26.4%; 2018: 26.4%), to the actual income tax expense. Our 2020 combined German tax rate includes a corporate income tax rate of 15.0% (2019: 15.0%; 2018: 15.0%), plus a solidarity surcharge of 5.5% (2019: 5.5%; 2018: 5.5%) thereon, and trade taxes of 10.5% (2019: 10.6%; 2018: 10.6%).

Relationship Between Tax Expense and Profit Before Tax

€ millions, unless otherwise stated	2020	2019	2018
 Profit before tax	7,220	4,596	5,600
Tax expense at applicable tax rate of 26.3% (2019: 26.4%; 2018: 26.4%)	1,901	1,212	1,478
Tax effect of:
Foreign tax rates	-166	-171	-131
Non-deductible expenses	254	116	106
Tax-exempt income	-282	-131	-54
Withholding taxes	105	138	91
Research and development and foreign tax credits	-100	-89	-33
Prior-year taxes	128	80	-17
Reassessment of deferred tax assets, research and development tax credits, and foreign tax credits	41	48	58
Other	57	23	13
 Total income tax expense	1,938	1,226	1,511
Effective tax rate (in %)	26.8	26.7	27.0

Components of Recognized Deferred Tax Assets and Liabilities

€ millions	2020	2019
Deferred tax assets
Intangible assets	455	504
Property, plant, and equipment	19	19
Other financial assets	11	11
Trade and other receivables	115	61
Pension provisions	194	135
Share-based payments	197	268
Other provisions and obligations	1,155	1,330
Contract liabilities	631	553
Carryforwards of unused tax losses	108	131
Research and development and foreign tax credits	57	56
Other	108	152
Total deferred tax assets	3,050	3,220
Deferred tax liabilities
Intangible assets	854	1,006
Property, plant, and equipment	529	544
Other financial assets	239	221
Trade and other receivables	178	148
Pension provisions	21	13
Share-based payments	0	1
Other provisions and obligations	87	50
Contract liabilities	4	6
Other	123	59
Total deferred tax liabilities	2,035	2,048
Total deferred tax assets, net	1,015	1,172

Items Not Resulting in a Deferred Tax Asset

€ millions	2020	2019	2018
Unused tax losses
Not expiring	572	688	575
Expiring in the following year	25	63	7
Expiring after the following year	481	373	476
Total unused tax losses	1,078	1,124	1,058
Deductible temporary differences	587	538	509
Unused research and development and foreign tax credits
Not expiring	26	28	54
Expiring after the following year	17	17	18
Total unused tax credits	43	45	72

Of the unused tax losses, €264 million (2019: €187 million; 2018: €213  million) relate to U.S. state tax loss carryforwards.

We have not recognized a deferred tax liability on approximately €18.37 billion (2019: €17.41 billion) for undistributed profits of our subsidiaries, because we are in a position to control the timing of the reversal of the temporary difference and it is probable that such differences will not reverse in the foreseeable future.

Income Tax-Related Litigation

We are subject to ongoing tax audits by domestic and foreign tax authorities. Currently, we are in dispute mainly with the German and only a few foreign tax authorities. The German dispute is in respect of certain secured capital investments, while the few foreign disputes are in respect of the deductibility of intercompany royalty payments and intercompany services. In all cases, we expect that a favorable outcome can only be achieved through litigation. For all of these matters, we have not recorded a provision as we believe that the tax authorities’ claims have no merit and that no adjustment is warranted. If, contrary to our view, the tax authorities were to prevail in their arguments before the court, we would expect to have an additional expense of approximately €1,221 million (2019: €2,013 million) in total (including related interest expenses and penalties of €648 million (2019: €982 million)). The contingent liabilities decreased in 2020 mainly due to changes in foreign currency exchange rates for our few foreign disputes and due to a German Federal Fiscal Court decision in a tax dispute involving intercompany financing matters.